Exhibit 4.1

ONE HUNDRED FORTY-NINTH SUPPLEMENTAL INDENTURE

Providing among other things for

FIRST MORTGAGE BONDS,

$115,000,000 5.24% First Mortgage Bonds Due 2026

$50,000,000 5.07% First Mortgage Bonds Due 2029

$95,000,000 5.17% First Mortgage Bonds Due 2032

$140,000,000 5.38% First Mortgage Bonds Due 2037

Dated as of May 30, 2023

--------------

CONSUMERS ENERGY COMPANY

TO

THE BANK OF NEW YORK MELLON,

TRUSTEE

Counterpart _____ of 75

THIS ONE HUNDRED FORTY-NINTH SUPPLEMENTAL INDENTURE, dated as of May 30, 2023 (herein sometimes referred to as “this Supplemental Indenture”), made and entered into by and between CONSUMERS ENERGY COMPANY, a corporation organized and existing under the laws of the State of Michigan, with its principal executive office and place of business at One Energy Plaza, in Jackson, Jackson County, Michigan 49201, formerly known as Consumers Power Company (hereinafter sometimes referred to as the “Company”), and THE BANK OF NEW YORK MELLON (formerly known as The Bank of New York), a New York banking corporation, with its corporate trust offices at 240 Greenwich Street, New York, New York 10286 (hereinafter sometimes referred to as the “Trustee”), as Trustee under the Indenture dated as of September 1, 1945 between Consumers Power Company, a Maine corporation (hereinafter sometimes referred to as the “Maine corporation”), and City Bank Farmers Trust Company (Citibank, N.A., successor, hereinafter sometimes referred to as the “Predecessor Trustee”), securing bonds issued and to be issued as provided therein (hereinafter sometimes referred to as the “Indenture”),

WHEREAS, at the close of business on January 30, 1959, City Bank Farmers Trust Company was converted into a national banking association under the title “First National City Trust Company”; and

WHEREAS, at the close of business on January 15, 1963, First National City Trust Company was merged into First National City Bank; and

WHEREAS, at the close of business on October 31, 1968, First National City Bank was merged into The City Bank of New York, National Association, the name of which was thereupon changed to First National City Bank; and

WHEREAS, effective March 1, 1976, the name of First National City Bank was changed to Citibank, N.A.; and

WHEREAS, effective July 16, 1984, Manufacturers Hanover Trust Company succeeded Citibank, N.A. as Trustee under the Indenture; and

WHEREAS, effective June 19, 1992, Chemical Bank succeeded by merger to Manufacturers Hanover Trust Company as Trustee under the Indenture; and

WHEREAS, effective July 15, 1996, The Chase Manhattan Bank (National Association) merged with and into Chemical Bank which thereafter was renamed The Chase Manhattan Bank; and

WHEREAS, effective November 11, 2001, The Chase Manhattan Bank merged with Morgan Guaranty Trust Company of New York and the surviving corporation was renamed JPMorgan Chase Bank; and

WHEREAS, effective November 13, 2004, the name of JPMorgan Chase Bank was changed to JPMorgan Chase Bank, N.A.; and

WHEREAS, effective April 7, 2006, The Bank of New York succeeded JPMorgan Chase Bank, N.A. as Trustee under the Indenture; and

WHEREAS, effective July 1, 2008, the name of The Bank of New York was changed to The Bank of New York Mellon; and

WHEREAS, the Indenture was executed and delivered for the purpose of securing such bonds as may from time to time be issued under and in accordance with the terms of the Indenture, the aggregate principal amount of bonds to be secured thereby being limited to $16,000,000,000 at any one time outstanding (except as provided in Section 2.01 of the Indenture), and the Indenture describes and sets forth the property conveyed thereby and is filed in the Office of the Secretary of State of the State of Michigan and is of record in the Office of the Register of Deeds of each county in the State of Michigan in which this Supplemental Indenture is to be recorded; and

WHEREAS, the Indenture has been supplemented and amended by various indentures supplemental thereto, each of which is filed in the Office of the Secretary of State of the State of Michigan and is of record in the Office of the Register of Deeds of each county in the State of Michigan in which this Supplemental Indenture is to be recorded; and

WHEREAS, the Company and the Maine corporation entered into an Agreement of Merger and Consolidation, dated as of February 14, 1968, which provided for the Maine corporation to merge into the Company; and

WHEREAS, the effective date of such Agreement of Merger and Consolidation was June 6, 1968, upon which date the Maine corporation was merged into the Company and the name of the Company was changed from “Consumers Power Company of Michigan” to “Consumers Power Company”; and

WHEREAS, the Company and the Predecessor Trustee entered into a Sixteenth Supplemental Indenture, dated as of June 4, 1968, which provided, among other things, for the assumption of the Indenture by the Company; and

WHEREAS, said Sixteenth Supplemental Indenture became effective on the effective date of such Agreement of Merger and Consolidation; and

WHEREAS, the Company has succeeded to and has been substituted for the Maine corporation under the Indenture with the same effect as if it had been named therein as the mortgagor corporation; and

WHEREAS, effective March 11, 1997, the name of Consumers Power Company was changed to Consumers Energy Company; and

WHEREAS, the Indenture provides for the issuance of bonds thereunder in one or more series, and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create, and does hereby create, a new series of bonds under the Indenture designated 5.24% Series due 2026, which bonds shall also bear the descriptive title “First Mortgage Bonds” (hereinafter provided for and hereinafter sometimes referred to as the “2026 Bonds”), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature on May 15, 2026; and

WHEREAS, the Indenture provides for the issuance of bonds thereunder in one or more series, and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create, and does hereby create, a new series of bonds under the Indenture designated 5.07% Series due 2029, which bonds shall also bear the descriptive title “First Mortgage Bonds” (hereinafter provided for and hereinafter sometimes referred to as the “2029 Bonds”), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature on May 15, 2029; and

WHEREAS, the Indenture provides for the issuance of bonds thereunder in one or more series, and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create, and does hereby create, a new series of bonds under the Indenture designated 5.17% Series due 2032, which bonds shall also bear the descriptive title “First Mortgage Bonds” (hereinafter provided for and hereinafter sometimes referred to as the “2032 Bonds”), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature on May 15, 2032; and

WHEREAS, the Indenture provides for the issuance of bonds thereunder in one or more series, and the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create, and does hereby create, a new series of bonds under the Indenture designated 5.38% Series due 2037, which bonds shall also bear the descriptive title “First Mortgage Bonds” (hereinafter provided for and hereinafter sometimes referred to as the “2037 Bonds”), the bonds of which series are to be issued as registered bonds without coupons and are to bear interest at the rate per annum specified in the title thereof and are to mature on May 15, 2037; and

WHEREAS, the Company and the purchasers party thereto (the “Purchasers”) have entered into a Bond Purchase Agreement dated as of January 12, 2023 (the “Bond Purchase Agreement”), pursuant to which the Company agreed to sell and the Purchasers agreed to buy $115,000,000 in aggregate principal amount of 2026 Bonds, $50,000,000 in aggregate principal amount of 2029 Bonds, $95,000,000 in aggregate principal amount of 2032 Bonds and $140,000,000 in aggregate principal amount of 2037 Bonds (such 2026 Bonds, 2029 Bonds, 2032 Bonds and 2037 Bonds, collectively the “Bonds”); and

WHEREAS, each of the registered bonds without coupons of the 2026 Bonds and the Trustee’s Authentication Certificate thereon, each of the registered bonds without coupons of the 2029 Bonds and the Trustee’s Authentication Certificate thereon, each of the registered bonds without coupons of the 2032 Bonds and the Trustee’s Authentication Certificate thereon, and each of the registered bonds without coupons of the 2037 Bonds and the Trustee’s Authentication Certificate thereon, are to be substantially in the following forms, respectively, to wit:

{FORM OF REGISTERED BOND OF THE 2026 BONDS}

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

CONSUMERS ENERGY COMPANY
FIRST MORTGAGE BOND
5.24% SERIES DUE 2026

PPN:	$_____________

No.: __

CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the “Company”), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of ________________ Dollars ($______________) on May 15, 2026 (the “2026 Stated Maturity”), and to pay to the registered holder hereof interest on said sum from and including the latest semi-annual interest payment date to which interest has been paid or duly made available for payment on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from and including the date hereof, or unless the date hereof is prior to November 15, 2023, in which case from and including May 30, 2023 (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from and including such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from and including the next preceding semi-annual interest payment date to which interest has been paid or duly made available for payment on the bonds of this series, or if such interest payment date is November 15, 2023, from and including May 30, 2023), in each case to but excluding the next succeeding interest payment date or the date of maturity, as the case may be, at the rate per annum, until the principal hereof is paid or duly made available for payment, specified in the title of this bond, payable on May 15 and November 15 in each year. The provisions of this bond are continued below and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

CONSUMERS ENERGY COMPANY

Dated:
By:
Printed:
Title:

Attest:

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, Trustee

By:
Authorized Officer

CONSUMERS ENERGY COMPANY

FIRST MORTGAGE BOND
5.24% SERIES DUE 2026

The interest payable on any May 15 or November 15 will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at 5:00 p.m., New York City time, on the record date, which shall be the May 1 or November 1 (whether or not such May 1 or November 1 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized to close) preceding the relevant interest payment date, except that interest payable at the 2026 Stated Maturity shall be paid to the person to whom the principal amount is paid. The initial interest payment date will be November 15, 2023. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

This bond is one of the bonds of a series designated as First Mortgage Bonds, 5.24% Series due 2026 (sometimes herein referred to as the “2026 Bonds” or the “Bonds”) issued under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (The Bank of New York Mellon, successor) (hereinafter sometimes referred to as the “Trustee”), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

Any or all of the 2026 Bonds may be redeemed by the Company, at its option, in whole or in part, at any time and from time to time prior to maturity, at a redemption price, as calculated by the Company, equal to 100% of the principal amount of such 2026 Bonds being redeemed plus, in the case of any redemption prior to the Par Call Date (as defined below), the Applicable Premium (as defined below), if any, thereon at the time of redemption, together with (at any time) accrued and unpaid interest, if any, thereon to, but not including, the redemption date. In no event will the redemption price be less than 100% of the principal amount of the 2026 Bonds being redeemed plus accrued and unpaid interest, if any, thereon to, but not including, the redemption date.

“Par Call Date” means April 15, 2026.

“Applicable Premium” means, as calculated by the Company, with respect to a 2026 Bond (or portion thereof) being redeemed at any time prior to the Par Call Date, the excess of (i) the present value at the redemption date of (A) the principal amount of such 2026 Bond (or portion thereof) being redeemed as though such 2026 Bond (or portion thereof) matured on the Par Call Date plus (B) all remaining scheduled interest payments on such 2026 Bond (or portion thereof) after such redemption date that would be due if such 2026 Bond matured on the Par Call Date (but, for the avoidance of doubt, excluding any portion of such payments of interest accrued to such redemption date), which present value shall be computed by the Company using a discount rate equal to the Treasury Rate (as defined below) plus 50 basis points, over (ii) the principal amount of such 2026 Bond (or portion thereof) being redeemed at such time. For purposes of this definition, the present values of interest and principal payments will be determined in accordance with generally accepted principles of financial analysis.

“Treasury Rate” means, as calculated by the Company, the yield to maturity at the time of computation of on-the-run United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (the “Statistical Release”)) that has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining average life to stated maturity of the 2026 Bonds being redeemed (assuming for this purpose that such 2026 Bonds matured on the Par Call Date); provided, however, that if the average life to stated maturity of the 2026 Bonds is not equal to the constant maturity of an on-the-run United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by the Company by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of on-the-run United States Treasury securities for which such yields are given.

If less than all of the 2026 Bonds are to be redeemed, the principal amount of such 2026 Bonds to be redeemed shall be allocated among all of the 2026 Bonds at the time outstanding in proportion, as nearly as practicable and as calculated by the Company, to the respective unpaid principal amounts thereof not theretofore called for redemption. Notice of redemption shall be delivered not less than 10 nor more than 60 days prior to the date fixed for redemption to the holders of the 2026 Bonds to be redeemed; provided, however, that the failure to duly deliver such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of the 2026 Bonds as to which there shall have been no such failure or defect. On and after the date fixed for redemption (unless the Company shall default in the payment of the 2026 Bonds or portions thereof to be redeemed at the applicable redemption price, together with accrued and unpaid interest, if any, thereon to, but not including, such date), interest on the 2026 Bonds or the portions thereof so called for redemption shall cease to accrue.

This bond is not redeemable by the operation of the maintenance and replacement provisions of the Indenture or with the proceeds of released property or in any other manner except as set forth above.

In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture.

The Company reserves the right, without any consent, vote or other action by holders of the 2026 Bonds or any other series created after the Sixty-eighth Supplemental Indenture, to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

This bond shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

{END OF FORM OF REGISTERED BOND OF THE 2026 BONDS}

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{FORM OF REGISTERED BOND OF THE 2029 BONDS}

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

CONSUMERS ENERGY COMPANY
FIRST MORTGAGE BOND
5.07% SERIES DUE 2029

PPN:	$_____________

No.: __

CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the “Company”), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of ________________ Dollars ($______________) on May 15, 2029 (the “2029 Stated Maturity”), and to pay to the registered holder hereof interest on said sum from and including the latest semi-annual interest payment date to which interest has been paid or duly made available for payment on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from and including the date hereof, or unless the date hereof is prior to November 15, 2023, in which case from and including May 30, 2023 (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from and including such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from and including the next preceding semi-annual interest payment date to which interest has been paid or duly made available for payment on the bonds of this series, or if such interest payment date is November 15, 2023, from and including May 30, 2023), in each case to but excluding the next succeeding interest payment date or the date of maturity, as the case may be, at the rate per annum, until the principal hereof is paid or duly made available for payment, specified in the title of this bond, payable on May 15 and November 15 in each year. The provisions of this bond are continued below and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

CONSUMERS ENERGY COMPANY

Dated:
By:
Printed:
Title:

Attest:

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, Trustee

By:
Authorized Officer

CONSUMERS ENERGY COMPANY

FIRST MORTGAGE BOND
5.07% SERIES DUE 2029

The interest payable on any May 15 or November 15 will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at 5:00 p.m., New York City time, on the record date, which shall be the May 1 or November 1 (whether or not such May 1 or November 1 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized to close) preceding the relevant interest payment date, except that interest payable at the 2029 Stated Maturity shall be paid to the person to whom the principal amount is paid. The initial interest payment date will be November 15, 2023. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

This bond is one of the bonds of a series designated as First Mortgage Bonds, 5.07% Series due 2029 (sometimes herein referred to as the “2029 Bonds” or the “Bonds”) issued under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (The Bank of New York Mellon, successor) (hereinafter sometimes referred to as the “Trustee”), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

Any or all of the 2029 Bonds may be redeemed by the Company, at its option, in whole or in part, at any time and from time to time prior to maturity, at a redemption price, as calculated by the Company, equal to 100% of the principal amount of such 2029 Bonds being redeemed plus, in the case of any redemption prior to the Par Call Date (as defined below), the Applicable Premium (as defined below), if any, thereon at the time of redemption, together with (at any time) accrued and unpaid interest, if any, thereon to, but not including, the redemption date. In no event will the redemption price be less than 100% of the principal amount of the 2029 Bonds being redeemed plus accrued and unpaid interest, if any, thereon to, but not including, the redemption date.

“Par Call Date” means April 15, 2029.

“Applicable Premium” means, as calculated by the Company, with respect to a 2029 Bond (or portion thereof) being redeemed at any time prior to the Par Call Date, the excess of (i) the present value at the redemption date of (A) the principal amount of such 2029 Bond (or portion thereof) being redeemed as though such 2029 Bond (or portion thereof) matured on the Par Call Date plus (B) all remaining scheduled interest payments on such 2029 Bond (or portion thereof) after such redemption date that would be due if such 2029 Bond matured on the Par Call Date (but, for the avoidance of doubt, excluding any portion of such payments of interest accrued to such redemption date), which present value shall be computed by the Company using a discount rate equal to the Treasury Rate (as defined below) plus 50 basis points, over (ii) the principal amount of such 2029 Bond (or portion thereof) being redeemed at such time. For purposes of this definition, the present values of interest and principal payments will be determined in accordance with generally accepted principles of financial analysis.

“Treasury Rate” means, as calculated by the Company, the yield to maturity at the time of computation of on-the-run United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (the “Statistical Release”)) that has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining average life to stated maturity of the 2029 Bonds being redeemed (assuming for this purpose that such 2029 Bonds matured on the Par Call Date); provided, however, that if the average life to stated maturity of the 2029 Bonds is not equal to the constant maturity of an on-the-run United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by the Company by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of on-the-run United States Treasury securities for which such yields are given.

If less than all of the 2029 Bonds are to be redeemed, the principal amount of such 2029 Bonds to be redeemed shall be allocated among all of the 2029 Bonds at the time outstanding in proportion, as nearly as practicable and as calculated by the Company, to the respective unpaid principal amounts thereof not theretofore called for redemption. Notice of redemption shall be delivered not less than 10 nor more than 60 days prior to the date fixed for redemption to the holders of the 2029 Bonds to be redeemed; provided, however, that the failure to duly deliver such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of the 2029 Bonds as to which there shall have been no such failure or defect. On and after the date fixed for redemption (unless the Company shall default in the payment of the 2029 Bonds or portions thereof to be redeemed at the applicable redemption price, together with accrued and unpaid interest, if any, thereon to, but not including, such date), interest on the 2029 Bonds or the portions thereof so called for redemption shall cease to accrue.

This bond is not redeemable by the operation of the maintenance and replacement provisions of the Indenture or with the proceeds of released property or in any other manner except as set forth above.

In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture.

The Company reserves the right, without any consent, vote or other action by holders of the 2029 Bonds or any other series created after the Sixty-eighth Supplemental Indenture, to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

This bond shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

{END OF FORM OF REGISTERED BOND OF THE 2029 BONDS}

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{FORM OF REGISTERED BOND OF THE 2032 BONDS}

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

CONSUMERS ENERGY COMPANY
FIRST MORTGAGE BOND
5.17% SERIES DUE 2032

PPN:	$_____________

No.: __

CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the “Company”), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of ________________ Dollars ($______________) on May 15, 2032 (the “2032 Stated Maturity”), and to pay to the registered holder hereof interest on said sum from and including the latest semi-annual interest payment date to which interest has been paid or duly made available for payment on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from and including the date hereof, or unless the date hereof is prior to November 15, 2023, in which case from and including May 30, 2023 (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from and including such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from and including the next preceding semi-annual interest payment date to which interest has been paid or duly made available for payment on the bonds of this series, or if such interest payment date is November 15, 2023, from and including May 30, 2023), in each case to but excluding the next succeeding interest payment date or the date of maturity, as the case may be, at the rate per annum, until the principal hereof is paid or duly made available for payment, specified in the title of this bond, payable on May 15 and November 15 in each year. The provisions of this bond are continued below and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

CONSUMERS ENERGY COMPANY

Dated:
By:
Printed:
Title:

Attest:

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, Trustee

By:
Authorized Officer

CONSUMERS ENERGY COMPANY

FIRST MORTGAGE BOND
5.17% SERIES DUE 2032

The interest payable on any May 15 or November 15 will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at 5:00 p.m., New York City time, on the record date, which shall be the May 1 or November 1 (whether or not such May 1 or November 1 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized to close) preceding the relevant interest payment date, except that interest payable at the 2032 Stated Maturity shall be paid to the person to whom the principal amount is paid. The initial interest payment date will be November 15, 2023. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

This bond is one of the bonds of a series designated as First Mortgage Bonds, 5.17% Series due 2032 (sometimes herein referred to as the “2032 Bonds” or the “Bonds”) issued under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (The Bank of New York Mellon, successor) (hereinafter sometimes referred to as the “Trustee”), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

Any or all of the 2032 Bonds may be redeemed by the Company, at its option, in whole or in part, at any time and from time to time prior to maturity, at a redemption price, as calculated by the Company, equal to 100% of the principal amount of such 2032 Bonds being redeemed plus, in the case of any redemption prior to the Par Call Date (as defined below), the Applicable Premium (as defined below), if any, thereon at the time of redemption, together with (at any time) accrued and unpaid interest, if any, thereon to, but not including, the redemption date. In no event will the redemption price be less than 100% of the principal amount of the 2032 Bonds being redeemed plus accrued and unpaid interest, if any, thereon to, but not including, the redemption date.

“Par Call Date” means November 15, 2031.

“Applicable Premium” means, as calculated by the Company, with respect to a 2032 Bond (or portion thereof) being redeemed at any time prior to the Par Call Date, the excess of (i) the present value at the redemption date of (A) the principal amount of such 2032 Bond (or portion thereof) being redeemed as though such 2032 Bond (or portion thereof) matured on the Par Call Date plus (B) all remaining scheduled interest payments on such 2032 Bond (or portion thereof) after such redemption date that would be due if such 2032 Bond matured on the Par Call Date (but, for the avoidance of doubt, excluding any portion of such payments of interest accrued to such redemption date), which present value shall be computed by the Company using a discount rate equal to the Treasury Rate (as defined below) plus 50 basis points, over (ii) the principal amount of such 2032 Bond (or portion thereof) being redeemed at such time. For purposes of this definition, the present values of interest and principal payments will be determined in accordance with generally accepted principles of financial analysis.

“Treasury Rate” means, as calculated by the Company, the yield to maturity at the time of computation of on-the-run United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (the “Statistical Release”)) that has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining average life to stated maturity of the 2032 Bonds being redeemed (assuming for this purpose that such 2032 Bonds matured on the Par Call Date); provided, however, that if the average life to stated maturity of the 2032 Bonds is not equal to the constant maturity of an on-the-run United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by the Company by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of on-the-run United States Treasury securities for which such yields are given.

If less than all of the 2032 Bonds are to be redeemed, the principal amount of such 2032 Bonds to be redeemed shall be allocated among all of the 2032 Bonds at the time outstanding in proportion, as nearly as practicable and as calculated by the Company, to the respective unpaid principal amounts thereof not theretofore called for redemption. Notice of redemption shall be delivered not less than 10 nor more than 60 days prior to the date fixed for redemption to the holders of the 2032 Bonds to be redeemed; provided, however, that the failure to duly deliver such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of the 2032 Bonds as to which there shall have been no such failure or defect. On and after the date fixed for redemption (unless the Company shall default in the payment of the 2032 Bonds or portions thereof to be redeemed at the applicable redemption price, together with accrued and unpaid interest, if any, thereon to, but not including, such date), interest on the 2032 Bonds or the portions thereof so called for redemption shall cease to accrue.

This bond is not redeemable by the operation of the maintenance and replacement provisions of the Indenture or with the proceeds of released property or in any other manner except as set forth above.

In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture.

The Company reserves the right, without any consent, vote or other action by holders of the 2032 Bonds or any other series created after the Sixty-eighth Supplemental Indenture, to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

This bond shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

{END OF FORM OF REGISTERED BOND OF THE 2032 BONDS}

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{FORM OF REGISTERED BOND OF THE 2037 BONDS}

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

CONSUMERS ENERGY COMPANY
FIRST MORTGAGE BOND
5.38% SERIES DUE 2037

PPN:	$_____________

No.: __

CONSUMERS ENERGY COMPANY, a Michigan corporation (hereinafter called the “Company”), for value received, hereby promises to pay to _______________, or registered assigns, the principal sum of ________________ Dollars ($______________) on May 15, 2037 (the “2037 Stated Maturity”), and to pay to the registered holder hereof interest on said sum from and including the latest semi-annual interest payment date to which interest has been paid or duly made available for payment on the bonds of this series preceding the date hereof, unless the date hereof be an interest payment date to which interest is being paid, in which case from and including the date hereof, or unless the date hereof is prior to November 15, 2023, in which case from and including May 30, 2023 (or if this bond is dated between the record date for any interest payment date and such interest payment date, then from and including such interest payment date, provided, however, that if the Company shall default in payment of the interest due on such interest payment date, then from and including the next preceding semi-annual interest payment date to which interest has been paid or duly made available for payment on the bonds of this series, or if such interest payment date is November 15, 2023, from and including May 30, 2023), in each case to but excluding the next succeeding interest payment date or the date of maturity, as the case may be, at the rate per annum, until the principal hereof is paid or duly made available for payment, specified in the title of this bond, payable on May 15 and November 15 in each year. The provisions of this bond are continued below and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

This bond shall not be valid or become obligatory for any purpose unless and until it shall have been authenticated by the execution by the Trustee or its successor in trust under the Indenture of the certificate hereon.

IN WITNESS WHEREOF, Consumers Energy Company has caused this bond to be executed in its name by its Chairman of the Board, its President or one of its Vice Presidents by his or her signature or a facsimile thereof, and its corporate seal or a facsimile thereof to be affixed hereto or imprinted hereon and attested by its Secretary or one of its Assistant Secretaries by his or her signature or a facsimile thereof.

CONSUMERS ENERGY COMPANY

Dated:
By:
Printed:
Title:

Attest:

TRUSTEE’S AUTHENTICATION CERTIFICATE

This is one of the bonds, of the series designated therein, described in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, Trustee

By:
Authorized Officer

CONSUMERS ENERGY COMPANY

FIRST MORTGAGE BOND
5.38% SERIES DUE 2037

The interest payable on any May 15 or November 15 will, subject to certain exceptions provided in the Indenture hereinafter mentioned, be paid to the person in whose name this bond is registered at 5:00 p.m., New York City time, on the record date, which shall be the May 1 or November 1 (whether or not such May 1 or November 1 shall be a legal holiday or a day on which banking institutions in the Borough of Manhattan, The City of New York, are authorized to close) preceding the relevant interest payment date, except that interest payable at the 2037 Stated Maturity shall be paid to the person to whom the principal amount is paid. The initial interest payment date will be November 15, 2023. The principal of and the premium, if any, and interest on this bond shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, designated for that purpose, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

This bond is one of the bonds of a series designated as First Mortgage Bonds, 5.38% Series due 2037 (sometimes herein referred to as the “2037 Bonds” or the “Bonds”) issued under and in accordance with and secured by an indenture dated as of September 1, 1945, given by the Company (or its predecessor, Consumers Power Company, a Maine corporation) to City Bank Farmers Trust Company (The Bank of New York Mellon, successor) (hereinafter sometimes referred to as the “Trustee”), together with indentures supplemental thereto, heretofore or hereafter executed, to which indenture and indentures supplemental thereto (hereinafter referred to collectively as the “Indenture”) reference is hereby made for a description of the property mortgaged and pledged, the nature and extent of the security and the rights, duties and immunities thereunder of the Trustee and the rights of the holders of said bonds and of the Trustee and of the Company in respect of such security, and the limitations on such rights. By the terms of the Indenture, the bonds to be secured thereby are issuable in series which may vary as to date, amount, date of maturity, rate of interest and in other respects as provided in the Indenture.

Any or all of the 2037 Bonds may be redeemed by the Company, at its option, in whole or in part, at any time and from time to time prior to maturity, at a redemption price, as calculated by the Company, equal to 100% of the principal amount of such 2037 Bonds being redeemed plus, in the case of any redemption prior to the Par Call Date (as defined below), the Applicable Premium (as defined below), if any, thereon at the time of redemption, together with (at any time) accrued and unpaid interest, if any, thereon to, but not including, the redemption date. In no event will the redemption price be less than 100% of the principal amount of the 2037 Bonds being redeemed plus accrued and unpaid interest, if any, thereon to, but not including, the redemption date.

“Par Call Date” means November 15, 2036.

“Applicable Premium” means, as calculated by the Company, with respect to a 2037 Bond (or portion thereof) being redeemed at any time prior to the Par Call Date, the excess of (i) the present value at the redemption date of (A) the principal amount of such 2037 Bond (or portion thereof) being redeemed as though such 2037 Bond (or portion thereof) matured on the Par Call Date plus (B) all remaining scheduled interest payments on such 2037 Bond (or portion thereof) after such redemption date that would be due if such 2037 Bond matured on the Par Call Date (but, for the avoidance of doubt, excluding any portion of such payments of interest accrued to such redemption date), which present value shall be computed by the Company using a discount rate equal to the Treasury Rate (as defined below) plus 50 basis points, over (ii) the principal amount of such 2037 Bond (or portion thereof) being redeemed at such time. For purposes of this definition, the present values of interest and principal payments will be determined in accordance with generally accepted principles of financial analysis.

“Treasury Rate” means, as calculated by the Company, the yield to maturity at the time of computation of on-the-run United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (the “Statistical Release”)) that has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining average life to stated maturity of the 2037 Bonds being redeemed (assuming for this purpose that such 2037 Bonds matured on the Par Call Date); provided, however, that if the average life to stated maturity of the 2037 Bonds is not equal to the constant maturity of an on-the-run United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by the Company by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of on-the-run United States Treasury securities for which such yields are given.

If less than all of the 2037 Bonds are to be redeemed, the principal amount of such 2037 Bonds to be redeemed shall be allocated among all of the 2037 Bonds at the time outstanding in proportion, as nearly as practicable and as calculated by the Company, to the respective unpaid principal amounts thereof not theretofore called for redemption. Notice of redemption shall be delivered not less than 10 nor more than 60 days prior to the date fixed for redemption to the holders of the 2037 Bonds to be redeemed; provided, however, that the failure to duly deliver such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of the 2037 Bonds as to which there shall have been no such failure or defect. On and after the date fixed for redemption (unless the Company shall default in the payment of the 2037 Bonds or portions thereof to be redeemed at the applicable redemption price, together with accrued and unpaid interest, if any, thereon to, but not including, such date), interest on the 2037 Bonds or the portions thereof so called for redemption shall cease to accrue.

This bond is not redeemable by the operation of the maintenance and replacement provisions of the Indenture or with the proceeds of released property or in any other manner except as set forth above.

In case of certain defaults as specified in the Indenture, the principal of this bond may be declared or may become due and payable on the conditions, at the time, in the manner and with the effect provided in the Indenture. The holders of certain specified percentages of the bonds at the time outstanding, including in certain cases specified percentages of bonds of particular series, may in certain cases, to the extent and as provided in the Indenture, waive certain defaults thereunder and the consequences of such defaults.

The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum in principal amount of the bonds (exclusive of bonds disqualified by reason of the Company’s interest therein) at the time outstanding, including, if more than one series of bonds shall be at the time outstanding, not less than sixty per centum in principal amount of each series affected, to effect, by an indenture supplemental to the Indenture, modifications or alterations of the Indenture and of the rights and obligations of the Company and the rights of the holders of the bonds and coupons; provided, however, that no such modification or alteration shall be made without the written approval or consent of the holder hereof which will (a) extend the maturity of this bond or reduce the rate or extend the time of payment of interest hereon or reduce the amount of the principal hereof or reduce any premium payable on the redemption hereof, (b) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Indenture, or (c) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture.

The Company reserves the right, without any consent, vote or other action by holders of the 2037 Bonds or any other series created after the Sixty-eighth Supplemental Indenture, to amend the Indenture to reduce the percentage of the principal amount of bonds the holders of which are required to approve any supplemental indenture (other than any supplemental indenture which is subject to the proviso contained in the immediately preceding sentence) (a) from not less than seventy-five per centum (including sixty per centum of each series affected) to not less than a majority in principal amount of the bonds at the time outstanding or (b) in case fewer than all series are affected, not less than a majority in principal amount of the bonds of all affected series, voting together.

No recourse shall be had for the payment of the principal of or premium, if any, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof or of the Indenture, to or against any incorporator, stockholder, director or officer, past, present or future, as such, of the Company, or of any predecessor or successor company, either directly or through the Company, or such predecessor or successor company, or otherwise, under any constitution or statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability of incorporators, stockholders, directors and officers, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Indenture.

This bond shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

{END OF FORM OF REGISTERED BOND OF THE 2037 BONDS}

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AND WHEREAS, all acts and things necessary to make the Bonds, when duly executed by the Company and authenticated by the Trustee or its agent and issued as prescribed in the Indenture, as heretofore supplemented and amended, and this Supplemental Indenture, the valid, binding and legal obligations of the Company, and to constitute the Indenture, as supplemented and amended as aforesaid, as well as by this Supplemental Indenture, a valid, binding and legal instrument for the security thereof, have been done and performed, and the creation, execution and delivery of this Supplemental Indenture and the creation, execution and issuance of bonds subject to the terms hereof and of the Indenture, as so supplemented and amended, have in all respects been duly authorized;

NOW, THEREFORE, in consideration of the premises, of the acceptance and purchase by the holders thereof of the bonds issued and to be issued under the Indenture, as supplemented and amended as above set forth, duly paid by the Trustee to the Company, and of other good and valuable considerations, the receipt whereof is hereby acknowledged, and for the purpose of securing the due and punctual payment of the principal of and premium, if any, and interest on all bonds now outstanding under the Indenture and the $115,000,000 principal amount of the 2026 Bonds, the $50,000,000 principal amount of the 2029 Bonds, the $95,000,000 principal amount of the 2032 Bonds, and the $140,000,000 principal amount of the 2037 Bonds, and all other bonds which shall be issued under the Indenture, as supplemented and amended from time to time, and for the purpose of securing the faithful performance and observance of all covenants and conditions therein, and in any indenture supplemental thereto, set forth, the Company has given, granted, bargained, sold, released, transferred, assigned, hypothecated, pledged, mortgaged, confirmed, set over, warranted, alienated and conveyed and by these presents does give, grant, bargain, sell, release, transfer, assign, hypothecate, pledge, mortgage, confirm, set over, warrant, alienate and convey unto The Bank of New York Mellon, as Trustee, as provided in the Indenture, and its successor or successors in the trust thereby and hereby created and to its or their assigns forever, all the right, title and interest of the Company in and to all the property, described in Section 14 hereof, together (subject to the provisions of Article X of the Indenture) with the tolls, rents, revenues, issues, earnings, income, products and profits thereof, excepting, however, the property, interests and rights specifically excepted from the lien of the Indenture as set forth in the Indenture;

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the premises, property, franchises and rights, or any thereof, referred to in the foregoing granting clause, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article X of the Indenture) the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid premises, property, franchises and rights and every part and parcel thereof;

SUBJECT, HOWEVER, with respect to such premises, property, franchises and rights, to excepted encumbrances as said term is defined in Section 1.02 of the Indenture, and subject also to all defects and limitations of title and to all encumbrances existing at the time of acquisition.

TO HAVE AND TO HOLD all said premises, property, franchises and rights hereby conveyed, assigned, pledged or mortgaged, or intended so to be, unto the Trustee, its successor or successors in trust and their assigns forever;

BUT IN TRUST, NEVERTHELESS, with power of sale for the equal and proportionate benefit and security of the holders of all bonds now or hereafter authenticated and delivered under and secured by the Indenture and interest coupons appurtenant thereto, pursuant to the provisions of the Indenture and of any supplemental indenture, and for the enforcement of the payment of said bonds and coupons when payable and the performance of and compliance with the covenants and conditions of the Indenture and of any supplemental indenture, without any preference, distinction or priority as to lien or otherwise of any bond or bonds over others by reason of the difference in time of the actual authentication, delivery, issue, sale or negotiation thereof or for any other reason whatsoever, except as otherwise expressly provided in the Indenture; and so that each and every bond now or hereafter authenticated and delivered thereunder shall have the same lien, and so that the principal of and premium, if any, and interest on every such bond shall, subject to the terms thereof, be equally and proportionately secured, as if it had been made, executed, authenticated, delivered, sold and negotiated simultaneously with the execution and delivery thereof;

AND IT IS EXPRESSLY DECLARED by the Company that all bonds authenticated and delivered under and secured by the Indenture, as supplemented and amended as above set forth, are to be issued, authenticated and delivered, and all said premises, property, franchises and rights hereby and by the Indenture and indentures supplemental thereto conveyed, assigned, pledged or mortgaged, or intended so to be, are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes expressed in the Indenture, as supplemented and amended as above set forth, and the parties hereto mutually agree as follows:

SECTION 1. There is hereby created one series of bonds (the “2026 Bonds”) designated as hereinabove provided, which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof shall be substantially as hereinbefore set forth. The 2026 Bonds shall be issued in the aggregate principal amount of $115,000,000, shall mature on May 15, 2026 and shall be issued only as registered bonds without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. The serial numbers of the 2026 Bonds shall be such as may be approved by any officer of the Company, the execution thereof by any such officer either manually or by facsimile signature to be conclusive evidence of such approval. The 2026 Bonds shall bear interest at the rate per annum, until the principal thereof is paid or duly made available for payment, specified in the title thereto, payable semi-annually in arrears on May 15 and November 15 in each year, commencing November 15, 2023. Interest on the 2026 Bonds will be computed on the basis of a 360-day year consisting of twelve 30-day months. The principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the City of New York, designated for that purpose. The 2026 Bonds shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

SECTION 2. There is hereby created one series of bonds (the “2029 Bonds”) designated as hereinabove provided, which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof shall be substantially as hereinbefore set forth. The 2029 Bonds shall be issued in the aggregate principal amount of $50,000,000, shall mature on May 15, 2029 and shall be issued only as registered bonds without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. The serial numbers of the 2029 Bonds shall be such as may be approved by any officer of the Company, the execution thereof by any such officer either manually or by facsimile signature to be conclusive evidence of such approval. The 2029 Bonds shall bear interest at the rate per annum, until the principal thereof is paid or duly made available for payment, specified in the title thereto, payable semi-annually in arrears on May 15 and November 15 in each year, commencing November 15, 2023. Interest on the 2029 Bonds will be computed on the basis of a 360-day year consisting of twelve 30-day months. The principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the City of New York, designated for that purpose. The 2029 Bonds shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

SECTION 3. There is hereby created one series of bonds (the “2032 Bonds”) designated as hereinabove provided, which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof shall be substantially as hereinbefore set forth. The 2032 Bonds shall be issued in the aggregate principal amount of $95,000,000, shall mature on May 15, 2032 and shall be issued only as registered bonds without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. The serial numbers of the 2032 Bonds shall be such as may be approved by any officer of the Company, the execution thereof by any such officer either manually or by facsimile signature to be conclusive evidence of such approval. The 2032 Bonds shall bear interest at the rate per annum, until the principal thereof is paid or duly made available for payment, specified in the title thereto, payable semi-annually in arrears on May 15 and November 15 in each year, commencing November 15, 2023. Interest on the 2032 Bonds will be computed on the basis of a 360-day year consisting of twelve 30-day months. The principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the City of New York, designated for that purpose. The 2032 Bonds shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

SECTION 4. There is hereby created one series of bonds (the “2037 Bonds”) designated as hereinabove provided, which shall also bear the descriptive title “First Mortgage Bond”, and the form thereof shall be substantially as hereinbefore set forth. The 2037 Bonds shall be issued in the aggregate principal amount of $140,000,000, shall mature on May 15, 2037 and shall be issued only as registered bonds without coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. The serial numbers of the 2037 Bonds shall be such as may be approved by any officer of the Company, the execution thereof by any such officer either manually or by facsimile signature to be conclusive evidence of such approval. The 2037 Bonds shall bear interest at the rate per annum, until the principal thereof is paid or duly made available for payment, specified in the title thereto, payable semi-annually in arrears on May 15 and November 15 in each year, commencing November 15, 2023. Interest on the 2037 Bonds will be computed on the basis of a 360-day year consisting of twelve 30-day months. The principal of and the premium, if any, and the interest on said bonds shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at the office or agency of the Company in the City of New York, designated for that purpose. The 2037 Bonds shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, upon the surrender of such bonds at the office or agency of the Company in the Borough of Manhattan, The City of New York. However, notwithstanding the provisions of Section 2.05 of the Indenture, no charge shall be made upon any registration of transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

SECTION 5. Any or all of the 2026 Bonds, the 2029 Bonds, the 2032 Bonds and the 2037 Bonds may be redeemed by the Company at its option, in whole or in part, at any time and from time to time prior to maturity, at a redemption price, as calculated by the Company, equal to 100% of the principal amount of such Bonds being redeemed plus, in the case of any redemption prior to the applicable Par Call Date (as defined below), the Applicable Premium (as defined below), if any, thereon at the time of redemption, together with (at any time) accrued and unpaid interest, if any, thereon to, but not including, the redemption date. In no event will the redemption price be less than 100% of the principal amount of the Bonds being redeemed plus accrued and unpaid interest, if any, thereon to, but not including, the redemption date.

“Par Call Date” means April 15, 2026 with respect to the 2026 Bonds, April 15, 2029 with respect to the 2029 Bonds, November 15, 2031 with respect to the 2032 Bonds and November 15, 2036 with respect to the 2037 Bonds.

“Applicable Premium” means, as calculated by the Company, with respect to a Bond (or portion thereof) being redeemed at any time prior to the applicable Par Call Date, the excess of (i) the present value at the redemption date of (A) the principal amount of such Bond (or portion thereof) being redeemed as though such Bond (or portion thereof) matured on the applicable Par Call Date plus (B) all remaining scheduled interest payments on such Bond (or portion thereof) after such redemption date that would be due if such Bond matured on the applicable Par Call Date (but, for the avoidance of doubt, excluding any portion of such payments of interest accrued to such redemption date), which present value shall be computed by the Company using a discount rate equal to the Treasury Rate (as defined below) plus 50 basis points, over (ii) the principal amount of such Bond (or portion thereof) being redeemed at such time. For purposes of this definition, the present values of interest and principal payments will be determined in accordance with generally accepted principles of financial analysis.

“Treasury Rate” means, as calculated by the Company, the yield to maturity at the time of computation of on-the-run United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (the “Statistical Release”)) that has become publicly available at least two Business Days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data) most nearly equal to the then remaining average life to stated maturity of the Bonds being redeemed (assuming for this purpose that such Bonds matured on the applicable Par Call Date); provided, however, that if the average life to stated maturity of the Bonds is not equal to the constant maturity of an on-the-run United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by the Company by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of on-the-run United States Treasury securities for which such yields are given.

In connection with any redemption of the Bonds prior to the applicable Par Call Date, the Company shall give the Trustee notice of the redemption price promptly after the calculation thereof and the Trustee shall not be responsible for such calculation.

If less than all of the 2026 Bonds, 2029 Bonds, 2032 Bonds and 2037 Bonds, as the case may be, are to be redeemed, the principal amount of such 2026 Bonds, 2029 Bonds, 2032 Bonds or 2037 Bonds to be redeemed shall be allocated among all of the 2026 Bonds, 2029 Bonds, 2032 Bonds or 2037 Bonds, as the case may be, at the time outstanding in proportion, as nearly as practicable and as calculated by the Company, to the respective unpaid principal amounts thereof not theretofore called for redemption. Notice of redemption shall be delivered not less than 10 nor more than 60 days prior to the date fixed for redemption to the holders of the Bonds to be redeemed; provided, however, that the failure to duly deliver such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of the Bonds as to which there shall have been no such failure or defect. On and after the date fixed for redemption (unless the Company shall default in the payment of the Bonds or portions thereof to be redeemed at the applicable redemption price, together with accrued and unpaid interest, if any, thereon to, but not including, such date), interest on the 2026 Bonds, 2029 Bonds, 2032 Bonds and 2037 Bonds or the portions thereof, as the case may be, so called for redemption shall cease to accrue.

SECTION 6. The Bonds are not redeemable by the operation of the maintenance and replacement provisions of the Indenture or with the proceeds of released property or in any other manner except as set forth in Section 5 hereof.

SECTION 7. The Company reserves the right, without any consent, vote or other action by the holders of the 2026 Bonds, 2029 Bonds, 2032 Bonds and 2037 Bonds or of any subsequent series of bonds issued under the Indenture, to make such amendments to the Indenture, as supplemented, as shall be necessary in order to amend Section 17.02 to read as follows:

SECTION 17.02. With the consent of the holders of not less than a majority in principal amount of the bonds at the time outstanding or their attorneys-in-fact duly authorized, or, if fewer than all series are affected, not less than a majority in principal amount of the bonds at the time outstanding of each series the rights of the holders of which are affected, voting together, the Company, when authorized by a resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying the rights and obligations of the Company and the rights of the holders of any of the bonds and coupons; provided, however, that no such supplemental indenture shall (1) extend the maturity of any of the bonds or reduce the rate or extend the time of payment of interest thereon, or reduce the amount of the principal thereof, or reduce any premium payable on the redemption thereof, without the consent of the holder of each bond so affected, or (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of this Indenture, without the consent of the holders of all the bonds then outstanding, or (3) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture, without the consent of the holders of all the bonds then outstanding. For the purposes of this Section, bonds shall be deemed to be affected by a supplemental indenture if such supplemental indenture adversely affects or diminishes the rights of holders thereof against the Company or against its property. The Trustee may in its discretion determine whether or not, in accordance with the foregoing, bonds of any particular series would be affected by any supplemental indenture and any such determination shall be conclusive upon the holders of bonds of such series and all other series. Subject to the provisions of Sections 16.02 and 16.03 hereof, the Trustee shall not be liable for any determination made in good faith in connection herewith.

Upon the written request of the Company, accompanied by a resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of bondholders as aforesaid (the instrument or instruments evidencing such consent to be dated within one year of such request), the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

It shall not be necessary for the consent of the bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

The Company and the Trustee, if they so elect, and either before or after such consent has been obtained, may require the holder of any bond consenting to the execution of any such supplemental indenture to submit his bond to the Trustee or to ask such bank, banker or trust company as may be designated by the Trustee for the purpose, for the notation thereon of the fact that the holder of such bond has consented to the execution of such supplemental indenture, and in such case such notation, in form satisfactory to the Trustee, shall be made upon all bonds so submitted, and such bonds bearing such notation shall forthwith be returned to the persons entitled thereto.

Prior to the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall publish a notice, setting forth in general terms the substance of such supplemental indenture, at least once in one daily newspaper of general circulation in each city in which the principal of any of the bonds shall be payable, or, if all bonds outstanding shall be registered bonds without coupons or coupon bonds registered as to principal, such notice shall be sufficiently given if mailed, first class, postage prepaid, and registered if the Company so elects, to each registered holder of bonds at the last address of such holder appearing on the registry books, such publication or mailing, as the case may be, to be made not less than thirty days prior to such execution. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

SECTION 8. The Company hereby appoints the Trustee as paying agent, registrar and transfer agent for the Bonds and confirms the appointment of the Trustee as paying agent, registrar and transfer agent for all other bonds outstanding under the Indenture.

SECTION 9. As supplemented and amended as above set forth, the Indenture is in all respects ratified and confirmed, and the Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

SECTION 10. The Trustee assumes no responsibility for or in respect of the validity or sufficiency of this Supplemental Indenture or of the Indenture as hereby supplemented or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein (other than those contained in the tenth and eleventh recitals hereof), all of which recitals and statements are made solely by the Company. The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any Bond other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture or this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements thereof or hereof. The Trustee as such and in its capacity as paying agent for the Bonds shall have no liability to the Company, to the holder or purchaser of any Bond or to any other person or entity for paying any sums due on a Bond without requiring the surrender thereof in accordance with Section 9 of the Bond Purchase Agreement and shall be entitled to assume that any holder of a Bond is entitled to the benefits of said Section 9 unless the Company shall have given the Trustee written notice to the contrary.

The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Supplemental Indenture and delivered using Electronic Means; provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its reasonable discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling in the absence of negligence or willful misconduct. The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Company shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Company and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company. In the absence of negligence or willful misconduct, the Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Company agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

“Electronic Means” shall mean the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

SECTION 11. This Supplemental Indenture may be simultaneously executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

SECTION 12. If any interest payment date or redemption date for the Bonds or the 2026 Stated Maturity, the 2029 Stated Maturity, the 2032 Stated Maturity or the 2037 Stated Maturity falls on a day that is not a Business Day, the interest or principal payment will be made on the next succeeding Business Day (and without any interest or other payment in respect of any such delay). In the event the date of any notice required or permitted hereunder shall not be a Business Day, then (notwithstanding any other provision of the Indenture or of any supplemental indenture thereto) such notice need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for such notice. “Business Day” means, with respect to Section 5 and this Section 12, any day, other than a Saturday or Sunday, on which banks generally are open in New York, New York for the conduct of substantially all of their commercial lending activities and on which interbank wire transfers can be made on the Fedwire system.

SECTION 13. This Supplemental Indenture and the 2026 Bonds, 2029 Bonds, 2032 Bonds and 2037 Bonds shall be governed by and deemed to be a contract under, and construed in accordance with, the laws of the State of Michigan, and for all purposes shall be construed in accordance with the laws of such state, except as may otherwise be required by mandatory provisions of law.

SECTION 14. Detailed Description of Property Mortgaged:

I.

ELECTRIC GENERATING PLANTS AND DAMS

All the electric generating plants and stations of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including all powerhouses, buildings, reservoirs, dams, pipelines, flumes, structures and works and the land on which the same are situated and all water rights and all other lands and easements, rights of way, permits, privileges, towers, poles, wires, machinery, equipment, appliances, appurtenances and supplies and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such plants and stations or any of them, or adjacent thereto.

II.

ELECTRIC TRANSMISSION LINES

All the electric transmission lines of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including towers, poles, pole lines, wires, switches, switch racks, switchboards, insulators and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such transmission lines or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises and rights for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways, within as well as without the corporate limits of any municipal corporation. Also all the real property, rights of way, easements, permits, privileges and rights for or relating to the construction, maintenance or operation of certain transmission lines, the land and rights for which are owned by the Company, which are either not built or now being constructed.

III.

ELECTRIC DISTRIBUTION SYSTEMS

All the electric distribution systems of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including substations, transformers, switchboards, towers, poles, wires, insulators, subways, trenches, conduits, manholes, cables, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such distribution systems or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises, grants and rights, for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways within as well as without the corporate limits of any municipal corporation.

IV.

ELECTRIC SUBSTATIONS, SWITCHING STATIONS AND SITES

All the substations, switching stations and sites of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, for transforming, regulating, converting or distributing or otherwise controlling electric current at any of its plants and elsewhere, together with all buildings, transformers, wires, insulators and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with any of such substations and switching stations, or adjacent thereto, with sites to be used for such purposes.

V.

GAS COMPRESSOR STATIONS, GAS PROCESSING PLANTS,
DESULPHURIZATION STATIONS, METERING STATIONS,
ODORIZING STATIONS, REGULATORS AND SITES

All the compressor stations, processing plants, desulphurization stations, metering stations, odorizing stations, regulators and sites of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, for compressing, processing, desulphurizing, metering, odorizing and regulating manufactured or natural gas at any of its plants and elsewhere, together with all buildings, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with any of such purposes, with sites to be used for such purposes.

VI.

GAS STORAGE FIELDS

The natural gas rights and interests of the Company, including wells and well lines (but not including natural gas, oil and minerals), the gas gathering system, the underground gas storage rights, the underground gas storage wells and injection and withdrawal system used in connection therewith, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture: In the Overisel Gas Storage Field, located in the Township of Overisel, Allegan County, and in the Township of Zeeland, Ottawa County, Michigan; in the Northville Gas Storage Field located in the Township of Salem, Washtenaw County, Township of Lyon, Oakland County, and the Townships of Northville and Plymouth and City of Plymouth, Wayne County, Michigan; in the Salem Gas Storage Field, located in the Township of Salem, Allegan County, and in the Township of Jamestown, Ottawa County, Michigan; in the Ray Gas Storage Field, located in the Townships of Ray and Armada, Macomb County, Michigan; in the Lenox Gas Storage Field, located in the Townships of Lenox and Chesterfield, Macomb County, Michigan; in the Ira Gas Storage Field, located in the Township of Ira, St. Clair County, Michigan; in the Puttygut Gas Storage Field, located in the Township of Casco, St. Clair County, Michigan; in the Four Corners Gas Storage Field, located in the Townships of Casco, China, Cottrellville and Ira, St. Clair County, Michigan; in the Swan Creek Gas Storage Field, located in the Townships of Casco and Ira, St. Clair County, Michigan; and in the Hessen Gas Storage Field, located in the Townships of Casco and Columbus, St. Clair County, Michigan.

VII.

GAS TRANSMISSION LINES

All the gas transmission lines of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including gas mains, pipes, pipelines, gates, valves, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such transmission lines or any of them or adjacent thereto; together with all real property, right of way, easements, permits, privileges, franchises and rights for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways, within as well as without the corporate limits of any municipal corporation.

VIII.

GAS DISTRIBUTION SYSTEMS

All the gas distribution systems of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, including tunnels, conduits, gas mains and pipes, service pipes, fittings, gates, valves, connections, meters and other appliances and equipment, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such distribution systems or any of them or adjacent thereto; together with all real property, rights of way, easements, permits, privileges, franchises, grants and rights, for or relating to the construction, maintenance or operation thereof, through, over, under or upon any private property or any public streets or highways within as well as without the corporate limits of any municipal corporation.

IX.

OFFICE BUILDINGS, SERVICE BUILDINGS, GARAGES, ETC.

All office, garage, service and other buildings of the Company, wherever located, in the State of Michigan, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, together with the land on which the same are situated and all easements, rights of way and appurtenances to said lands, together with all furniture and fixtures located in said buildings.

X.

TELEPHONE PROPERTIES AND RADIO COMMUNICATION EQUIPMENT

All telephone lines, switchboards, systems and equipment of the Company, constructed or otherwise acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture, used or available for use in the operation of its properties, and all other property, real or personal, forming a part of or appertaining to or used, occupied or enjoyed in connection with such telephone properties or any of them or adjacent thereto; together with all real estate, rights of way, easements, permits, privileges, franchises, property, devices or rights related to the dispatch, transmission, reception or reproduction of messages, communications, intelligence, signals, light, vision or sound by electricity, wire or otherwise, including all telephone equipment installed in buildings used as general and regional offices, substations and generating stations and all telephone lines erected on towers and poles; and all radio communication equipment of the Company, together with all property, real or personal (except any in the Indenture expressly excepted), fixed stations, towers, auxiliary radio buildings and equipment, and all appurtenances used in connection therewith, wherever located, in the State of Michigan.

XI.

OTHER REAL PROPERTY

All other real property of the Company and all interests therein, of every nature and description (except any in the Indenture expressly excepted) wherever located, in the State of Michigan, acquired by it and not heretofore described in the Indenture or any supplement thereto and not heretofore released from the lien of the Indenture. Such real property includes but is not limited to the following described property, such property is subject to any interests that were excepted or reserved in the conveyance to the Company:

ALCONA COUNTY

Certain land in Caledonia Township, Alcona County, Michigan described as:

The East 330 feet of the South 660 feet of the SW 1/4 of the SW 1/4 of Section 8, T28N, R8E, except the West 264 feet of the South 330 feet thereof; said land being more particularly described as follows: To find the place of beginning of this description, commence at the Southwest corner of said section, run thence East along the South line of said section 1243 feet to the place of beginning of this description, thence continuing East along said South line of said section 66 feet to the West 1/8 line of said section, thence N 02 degrees 09’ 30” E along the said West 1/8 line of said section 660 feet, thence West 330 feet, thence S 02 degrees 09’ 30” W, 330 feet, thence East 264 feet, thence S 02 degrees 09’ 30” W, 330 feet to the place of beginning.

ALLEGAN COUNTY

Certain land in Lee Township, Allegan County, Michigan described as:

The NE 1/4 of the NW 1/4 of Section 16, T1N, R15W.

ALPENA COUNTY

Certain land in Wilson and Green Townships, Alpena County, Michigan described as:

All that part of the S’ly 1/2 of the former Boyne City-Gaylord and Alpena Railroad right of way, being the Southerly 50 feet of a 100 foot strip of land formerly occupied by said Railroad, running from the East line of Section 31, T31N, R7E, Southwesterly across said Section 31 and Sections 5 and 6 of T30N, R7E and Sections 10, 11 and the E 1/2 of Section 9, except the West 1646 feet thereof, all in T30N, R6E.

ANTRIM COUNTY

Certain land in Mancelona Township, Antrim County, Michigan described as:

The S 1/2 of the NE 1/4 of Section 33, T29N, R6W, excepting therefrom all mineral, coal, oil and gas and such other rights as were reserved unto the State of Michigan in that certain deed running from the State of Michigan to August W. Schack and Emma H. Schack, his wife, dated April 15, 1946 and recorded May 20, 1946 in Liber 97 of Deeds on page 682 of Antrim County Records.

ARENAC COUNTY

Certain land in Standish Township, Arenac County, Michigan described as:

A parcel of land in the SW 1/4 of the NW 1/4 of Section 12, T18N, R4E, described as follows: To find the place of beginning of said parcel of land, commence at the Northwest corner of Section 12, T18N, R4E; run thence South along the West line of said section, said West line of said section being also the center line of East City Limits Road 2642.15 feet to the W 1/4 post of said section and the place of beginning of said parcel of land; running thence N 88 degrees 26’ 00” E along the East and West 1/4 line of said section, 660.0 feet; thence North parallel with the West line of said section, 310.0 feet; thence S 88 degrees 26’ 00” W, 330.0 feet; thence South parallel with the West line of said section, 260.0 feet; thence S 88 degrees 26’ 00” W, 330.0 feet to the West line of said section and the center line of East City Limits Road; thence South along the said West line of said section, 50.0 feet to the place of beginning.

BARRY COUNTY

Certain land in Johnstown Township, Barry County, Michigan described as:

A strip of land 311 feet in width across the SW 1/4 of the NE 1/4 of Section 31, T1N, R8W, described as follows: To find the place of beginning of this description, commence at the E ¼ post of said section; run thence N 00 degrees 55’ 00” E along the East line of said section, 555.84 feet; thence N 59 degrees 36’ 20” W, 1375.64 feet; thence N 88 degrees 30’ 00” W, 130 feet to a point on the East 1/8 line of said section and the place of beginning of this description; thence continuing N 88 degrees 30’ 00” W, 1327.46 feet to the North and South 1/4 line of said section; thence S 00 degrees 39’35” W along said North and South 1/4 line of said section, 311.03 feet to a point, which said point is 952.72 feet distant N’ly from the East and West 1/4 line of said section as measured along said North and South 1/4 line of said section; thence S 88 degrees 30’ 00” E, 1326.76 feet to the East 1/8 line of said section; thence N 00 degrees 47’ 20” E along said East 1/8 line of said section, 311.02 feet to the place of beginning.

BAY COUNTY

Certain land in Frankenlust Township, Bay County, Michigan described as:

The South 250 feet of the N 1/2 of the W 1/2 of the W 1/2 of the SE 1/4 of Section 9, T13N, R4E.

BENZIE COUNTY

Certain land in Benzonia Township, Benzie County, Michigan described as:

A parcel of land in the Northeast 1/4 of Section 7, Township 26 North, Range 14 West, described as beginning at a point on the East line of said Section 7, said point being 320 feet North measured along the East line of said section from the East 1/4 post; running thence West 165 feet; thence North parallel with the East line of said section 165 feet; thence East 165 feet to the East line of said section; thence South 165 feet to the place of beginning.

BRANCH COUNTY

Certain land in Girard Township, Branch County, Michigan described as:

A parcel of land in the NE 1/4 of Section 23 T5S, R6W, described as beginning at a point on the North and South quarter line of said section at a point 1278.27 feet distant South of the North quarter post of said section, said distance being measured along the North and South quarter line of said section, running thence S89 degrees21’E 250 feet, thence North along a line parallel with the said North and South quarter line of said section 200 feet, thence N89 degrees 21’W 250 feet to the North and South quarter line of said section, thence South along said North and South quarter line of said section 200 feet to the place of beginning.

CALHOUN COUNTY

Certain land in Convis Township, Calhoun County, Michigan described as:

A parcel of land in the SE 1/4 of the SE 1/4 of Section 32, T1S, R6W, described as follows: To find the place of beginning of this description, commence at the Southeast corner of said section; run thence North along the East line of said section 1034.32 feet to the place of beginning of this description; running thence N 89 degrees 39’ 52” W, 333.0 feet; thence North 290.0 feet to the South 1/8 line of said section; thence S 89 degrees 39’ 52” E along said South 1/8 line of said section 333.0 feet to the East line of said section; thence South along said East line of said section 290.0 feet to the place of beginning. (Bearings are based on the East line of Section 32, T1S, R6W, from the Southeast corner of said section to the Northeast corner of said section assumed as North.)

CASS COUNTY

Certain easement rights located across land in Marcellus Township, Cass County, Michigan described as:

The East 6 rods of the SW 1/4 of the SE 1/4 of Section 4, T5S, R13W.

CHARLEVOIX COUNTY

Certain land in South Arm Township, Charlevoix County, Michigan described as:

A parcel of land in the SW 1/4 of Section 29, T32N, R7W, described as follows: Beginning at the Southwest corner of said section and running thence North along the West line of said section 788.25 feet to a point which is 528 feet distant South of the South 1/8 line of said section as measured along the said West line of said section; thence N 89 degrees 30’ 19” E, parallel with said South 1/8 line of said section 442.1 feet; thence South 788.15 feet to the South line of said section; thence S 89 degrees 29’ 30” W, along said South line of said section 442.1 feet to the place of beginning.

CHEBOYGAN COUNTY

Certain land in Inverness Township, Cheboygan County, Michigan described as:

A parcel of land in the SW frl 1/4 of Section 31, T37N, R2W, described as beginning at the Northwest corner of the SW frl 1/4, running thence East on the East and West quarter line of said Section, 40 rods, thence South parallel to the West line of said Section 40 rods, thence West 40 rods to the West line of said Section, thence North 40 rods to the place of beginning.

CLARE COUNTY

Certain land in Frost Township, Clare County, Michigan described as:

The East 150 feet of the North 225 feet of the NW 1/4 of the NW 1/4 of Section 15, T20N, R4W.

CLINTON COUNTY

Certain land in Watertown Township, Clinton County, Michigan described as:

The NE 1/4 of the NE 1/4 of the SE 1/4 of Section 22, and the North 165 feet of the NW 1/4 of the NE 1/4 of the SE 1/4 of Section 22, T5N, R3W.

CRAWFORD COUNTY

Certain land in Lovells Township, Crawford County, Michigan described as:

A parcel of land in Section 1, T28N, R1W, described as: Commencing at NW corner said section; thence South 89 degrees53’30” East along North section line 105.78 feet to point of beginning; thence South 89 degrees53’30” East along North section line 649.64 feet; thence South 55 degrees 42’30” East 340.24 feet; thence South 55 degrees 44’ 37”“ East 5,061.81 feet to the East section line; thence South 00 degrees 00’ 08”“ West along East section line 441.59 feet; thence North 55 degrees 44’ 37” West 5,310.48 feet; thence North 55 degrees 42’30” West 877.76 feet to point of beginning.

EATON COUNTY

Certain land in Eaton Township, Eaton County, Michigan described as:

A parcel of land in the SW 1/4 of Section 6, T2N, R4W, described as follows: To find the place of beginning of this description commence at the Southwest corner of said section; run thence N 89 degrees 51’ 30” E along the South line of said section 400 feet to the place of beginning of this description; thence continuing N 89 degrees 51’ 30” E, 500 feet; thence N 00 degrees 50’ 00” W, 600 feet; thence S 89 degrees 51’ 30” W parallel with the South line of said section 500 feet; thence S 00 degrees 50’ 00” E, 600 feet to the place of beginning.

EMMET COUNTY

Certain land in Wawatam Township, Emmet County, Michigan described as:

The West 1/2 of the Northeast 1/4 of the Northeast 1/4 of Section 23, T39N, R4W.

GENESEE COUNTY

Certain land in Argentine Township, Genesee County, Michigan described as:

A parcel of land of part of the SW 1/4 of Section 8, T5N, R5E, being more particularly described as follows:

Beginning at a point of the West line of Duffield Road, 100 feet wide, (as now established) distant 829.46 feet measured N01 degrees42’56”W and 50 feet measured S88 degrees14’04”W from the South quarter corner, Section 8, T5N, R5E; thence S88 degrees14’04”W a distance of 550 feet; thence N01 degrees42’56”W a distance of 500 feet to a point on the North line of the South half of the Southwest quarter of said Section 8; thence N88 degrees14’04”E along the North line of South half of the Southwest quarter of said Section 8 a distance 550 feet to a point on the West line of Duffield Road, 100 feet wide (as now established); thence S 01 degrees 42’56”E along the West line of said Duffield Road a distance of 500 feet to the point of beginning.

GLADWIN COUNTY

Certain land in Secord Township, Gladwin County, Michigan described as:

The East 400 feet of the South 450 feet of Section 2, T19N, R1E.

GRAND TRAVERSE COUNTY

Certain land in Mayfield Township, Grand Traverse County, Michigan described as:

A parcel of land in the Northwest 1/4 of Section 3, T25N, R11W, described as follows: Commencing at the Northwest corner of said section, running thence S 89 degrees19’15” E along the North line of said section and the center line of Clouss Road 225 feet, thence South 400 feet, thence N 89 degrees19’15” W 225 feet to the West line of said section and the center line of Hannah Road, thence North along the West line of said section and the center line of Hannah Road 400 feet to the place of beginning for this description.

GRATIOT COUNTY

Certain land in Fulton Township, Gratiot County, Michigan described as:

A parcel of land in the NE 1/4 of Section 7, Township 9 North, Range 3 West, described as beginning at a point on the North line of George Street in the Village of Middleton, which is 542 feet East of the North and South one-quarter (1/4) line of said Section 7; thence North 100 feet; thence East 100 feet; thence South 100 feet to the North line of George Street; thence West along the North line of George Street 100 feet to place of beginning.

HILLSDALE COUNTY

Certain land in Litchfield Village, Hillsdale County, Michigan described as:

Lot 238 of Assessors Plat of the Village of Litchfield.

HURON COUNTY

Certain easement rights located across land in Sebewaing Township, Huron County, Michigan described as:

The North 1/2 of the Northwest 1/4 of Section 15, T15N, R9E.

INGHAM COUNTY

Certain land in Vevay Township, Ingham County, Michigan described as:

A parcel of land 660 feet wide in the Southwest 1/4 of Section 7 lying South of the centerline of Sitts Road as extended to the North-South 1/4 line of said Section 7, T2N, R1W, more particularly described as follows: Commence at the Southwest corner of said Section 7, thence North along the West line of said Section 2502.71 feet to the centerline of Sitts Road; thence South 89 degrees54’45” East along said centerline 2282.38 feet to the place of beginning of this description; thence continuing South 89 degrees54’45” East along said centerline and said centerline extended 660.00 feet to the North-South 1/4 line of said section; thence South 00 degrees07’20” West 1461.71 feet; thence North 89 degrees34’58” West 660.00 feet; thence North 00 degrees07’20” East 1457.91 feet to the centerline of Sitts Road and the place of beginning.

IONIA COUNTY

Certain land in Sebewa Township, Ionia County, Michigan described as:

A strip of land 280 feet wide across that part of the SW 1/4 of the NE 1/4 of Section 15, T5N, R6W, described as follows:

To find the place of beginning of this description commence at the E 1/4 corner of said section; run thence N 00 degrees 05’ 38” W along the East line of said section, 1218.43 feet; thence S 67 degrees 18’ 24” W, 1424.45 feet to the East 1/8 line of said section and the place of beginning of this description; thence continuing S 67 degrees 18’ 24” W, 1426.28 feet to the North and South 1/4 line of said section at a point which said point is 105.82 feet distant N’ly of the center of said section as measured along said North and South 1/4 line of said section; thence N 00 degrees 04’ 47” E along said North and South 1/4 line of said section, 303.67 feet; thence N 67 degrees 18’ 24” E, 1425.78 feet to the East 1/8 line of said section; thence S 00 degrees 00’ 26” E along said East 1/8 line of said section, 303.48 feet to the place of beginning. (Bearings are based on the East line of Section 15, T5N, R6W, from the E 1/4 corner of said section to the Northeast corner of said section assumed as N 00 degrees 05’ 38” W.)

IOSCO COUNTY

Certain land in Alabaster Township, Iosco County, Michigan described as:

A parcel of land in the NW 1/4 of Section 34, T21N, R7E, described as follows: To find the place of beginning of this description commence at the N 1/4 post of said section; run thence South along the North and South 1/4 line of said section, 1354.40 feet to the place of beginning of this description; thence continuing South along the said North and South 1/4 line of said section, 165.00 feet to a point on the said North and South 1/4 line of said section which said point is 1089.00 feet distant North of the center of said section; thence West 440.00 feet; thence North 165.00 feet; thence East 440.00 feet to the said North and South 1/4 line of said section and the place of beginning.

ISABELLA COUNTY

Certain land in Chippewa Township, Isabella County, Michigan described as:

The North 8 rods of the NE 1/4 of the SE 1/4 of Section 29, T14N, R3W.

JACKSON COUNTY

Certain land in Waterloo Township, Jackson County, Michigan described as:

A parcel of land in the North fractional part of the N fractional 1/2 of Section 2, T1S, R2E, described as follows: To find the place of beginning of this description commence at the E 1/4 post of said section; run thence N 01 degrees 03’ 40” E along the East line of said section 1335.45 feet to the North 1/8 line of said section and the place of beginning of this description; thence N 89 degrees 32’ 00” W, 2677.7 feet to the North and South 1/4 line of said section; thence S 00 degrees 59’ 25” W along the North and South 1/4 line of said section 22.38 feet to the North 1/8 line of said section; thence S 89 degrees 59’ 10” W along the North 1/8 line of said section 2339.4 feet to the center line of State Trunkline Highway M-52; thence N 53 degrees 46’ 00” W along the center line of said State Trunkline Highway 414.22 feet to the West line of said section; thence N 00 degrees 55’ 10” E along the West line of said section 74.35 feet; thence S 89 degrees 32’ 00” E, 5356.02 feet to the East line of said section; thence S 01 degrees 03’ 40” W along the East line of said section 250 feet to the place of beginning.

KALAMAZOO COUNTY

Certain land in Alamo Township, Kalamazoo County, Michigan described as:

The South 350 feet of the NW 1/4 of the NW 1/4 of Section 16, T1S, R12W, being more particularly described as follows: To find the place of beginning of this description, commence at the Northwest corner of said section; run thence S 00 degrees 36’ 55” W along the West line of said section 971.02 feet to the place of beginning of this description; thence continuing S 00 degrees 36’ 55” W along said West line of said section 350.18 feet to the North 1/8 line of said section; thence S 87 degrees 33’ 40” E along the said North 1/8 line of said section 1325.1 feet to the West 1/8 line of said section; thence N 00 degrees 38’ 25” E along the said West 1/8 line of said section 350.17 feet; thence N 87 degrees 33’ 40” W, 1325.25 feet to the place of beginning.

KALKASKA COUNTY

Certain land in Kalkaska Township, Kalkaska County, Michigan described as:

The NW 1/4 of the SW 1/4 of Section 4, T27N, R7W, excepting therefrom all mineral, coal, oil and gas and such other rights as were reserved unto the State of Michigan in that certain deed running from the Department of Conservation for the State of Michigan to George Welker and Mary Welker, his wife, dated October 9, 1934 and recorded December 28, 1934 in Liber 39 on page 291 of Kalkaska County Records, and subject to easement for pipeline purposes as granted to Michigan Consolidated Gas Company by first party herein on April 4, 1963 and recorded June 21, 1963 in Liber 91 on page 631 of Kalkaska County Records.

KENT COUNTY

Certain land in Caledonia Township, Kent County, Michigan described as:

A parcel of land in the Northwest fractional 1/4 of Section 15, T5N, R10W, described as follows: To find the place of beginning of this description commence at the North 1/4 corner of said section, run thence S 0 degrees 59’ 26” E along the North and South 1/4 line of said section 2046.25 feet to the place of beginning of this description, thence continuing S 0 degrees 59’ 26” E along said North and South 1/4 line of said section 332.88 feet, thence S 88 degrees 58’ 30” W 2510.90 feet to a point herein designated “Point A” on the East bank of the Thornapple River, thence continuing S 88 degrees 53’ 30” W to the center thread of the Thornapple River, thence NW’ly along the center thread of said Thornapple River to a point which said point is S 88 degrees 58’ 30” W of a point on the East bank of the Thornapple River herein designated “Point B”, said “Point B” being N 23 degrees 41’ 35” W 360.75 feet from said above-described “Point A”, thence N 88 degrees 58’ 30” E to said “Point B”, thence continuing N 88 degrees 58’ 30” E 2650.13 feet to the place of beginning. (Bearings are based on the East line of Section 15, T5N, R10W between the East 1/4 corner of said section and the Northeast corner of said section assumed as N 0 degrees 59’ 55” W.)

LAKE COUNTY

Certain land in Pinora and Cherry Valley Townships, Lake County, Michigan described as:

A strip of land 50 feet wide East and West along and adjoining the West line of highway on the East side of the North 1/2 of Section 13 T18N, R12W. Also a strip of land 100 feet wide East and West along and adjoining the East line of the highway on the West side of following described land: The South 1/2 of NW 1/4, and the South 1/2 of the NW 1/4 of the SW 1/4, all in Section 6, T18N, R11W.

LAPEER COUNTY

Certain land in Hadley Township, Lapeer County, Michigan described as:

The South 825 feet of the W 1/2 of the SW 1/4 of Section 24, T6N, R9E, except the West 1064 feet thereof.

LEELANAU COUNTY

Certain land in Cleveland Township, Leelanau County, Michigan described as:

The North 200 feet of the West 180 feet of the SW 1/4 of the SE 1/4 of Section 35, T29N, R13W.

LENAWEE COUNTY

Certain land in Madison Township, Lenawee County, Michigan described as:

A strip of land 165 feet wide off the West side of the following described premises: The E 1/2 of the SE 1/4 of Section 12. The E 1/2 of the NE 1/4 and the NE 1/4 of the SE 1/4 of Section 13, being all in T7S, R3E, excepting therefrom a parcel of land in the E 1/2 of the SE 1/4 of Section 12, T7S, R3E, beginning at the Northwest corner of said E 1/2 of the SE 1/4 of Section 12, running thence East 4 rods, thence South 6 rods, thence West 4 rods, thence North 6 rods to the place of beginning.

LIVINGSTON COUNTY

Certain land in Cohoctah Township, Livingston County, Michigan described as:

Parcel 1:

The East 390 feet of the East 50 rods of the SW 1/4 of Section 30, T4N, R4E.

Parcel 2:

A parcel of land in the NW 1/4 of Section 31, T4N, R4E, described as follows: To find the place of beginning of this description commence at the N 1/4 post of said section; run thence N 89 degrees 13’ 06” W along the North line of said section, 330 feet to the place of beginning of this description; running thence S 00 degrees 52’ 49” W, 2167.87 feet; thence N 88 degrees 59’ 49” W, 60 feet; thence N 00 degrees 52’ 49” E, 2167.66 feet to the North line of said section; thence S 89 degrees 13’ 06” E along said North line of said section, 60 feet to the place of beginning.

MACOMB COUNTY

Certain land in Macomb Township, Macomb County, Michigan described as:

A parcel of land commencing on the West line of the E 1/2 of the NW 1/4 of fractional Section 6, 20 chains South of the NW corner of said E 1/2 of the NW 1/4 of Section 6; thence South on said West line and the East line of A. Henry Kotner’s Hayes Road Subdivision #15, according to the recorded plat thereof, as recorded in Liber 24 of Plats, on page 7, 24.36 chains to the East and West 1/4 line of said Section 6; thence East on said East and West 1/4 line 8.93 chains; thence North parallel with the said West line of the E 1/2 of the NW 1/4 of Section 6, 24.36 chains; thence West 8.93 chains to the place of beginning, all in T3N, R13E.

MANISTEE COUNTY

Certain land in Manistee Township, Manistee County, Michigan described as:

A parcel of land in the SW 1/4 of Section 20, T22N, R16W, described as follows: To find the place of beginning of this description, commence at the Southwest corner of said section; run thence East along the South line of said section 832.2 feet to the place of beginning of this description; thence continuing East along said South line of said section 132 feet; thence North 198 feet; thence West 132 feet; thence South 198 feet to the place of beginning, excepting therefrom the South 2 rods thereof which was conveyed to Manistee Township for highway purposes by a Quitclaim Deed dated June 13, 1919 and recorded July 11, 1919 in Liber 88 of Deeds on page 638 of Manistee County Records.

MASON COUNTY

Certain land in Riverton Township, Mason County, Michigan described as:

Parcel 1

The South 10 acres of the West 20 acres of the S 1/2 of the NE 1/4 of Section 22, T17N, R17W.

Parcel 2

A parcel of land containing 4 acres of the West side of highway, said parcel of land being described as commencing 16 rods South of the Northwest corner of the NW 1/4 of the SW ¼ of Section 22, T17N, R17W, running thence South 64 rods, thence NE’ly and N’ly and NW’ly along the W’ly line of said highway to the place of beginning, together with any and all right, title, and interest of Howard C. Wicklund and Katherine E. Wicklund in and to that portion of the hereinbefore mentioned highway lying adjacent to the E’ly line of said above described land.

MECOSTA COUNTY

Certain land in Wheatland Township, Mecosta County, Michigan described as:

A parcel of land in the SW 1/4 of the SW 1/4 of Section 16, T14N, R7W, described as beginning at the Southwest corner of said section; thence East along the South line of Section 133 feet; thence North parallel to the West section line 133 feet; thence West 133 feet to the West line of said Section; thence South 133 feet to the place of beginning.

MIDLAND COUNTY

Certain land in Ingersoll Township, Midland County, Michigan described as:

The West 200 feet of the W 1/2 of the NE 1/4 of Section 4, T13N, R2E.

MISSAUKEE COUNTY

Certain land in Norwich Township, Missaukee County, Michigan described as:

A parcel of land in the NW 1/4 of the NW 1/4 of Section 16, T24N, R6W, described as follows: Commencing at the Northwest corner of said section, running thence N 89 degrees 01’ 45” E along the North line of said section 233.00 feet; thence South 233.00 feet; thence S 89 degrees 01’ 45” W, 233.00 feet to the West line of said section; thence North along said West line of said section 233.00 feet to the place of beginning. (Bearings are based on the West line of Section 16, T24N, R6W, between the Southwest and Northwest corners of said section assumed as North.)

MONROE COUNTY

Certain land in Whiteford Township, Monroe County, Michigan described as:

A parcel of land in the SW1/4 of Section 20, T8S, R6E, described as follows: To find the place of beginning of this description commence at the S 1/4 post of said section; run thence West along the South line of said section 1269.89 feet to the place of beginning of this description; thence continuing West along said South line of said section 100 feet; thence N 00 degrees 50’ 35” E, 250 feet; thence East 100 feet; thence S 00 degrees 50’ 35” W parallel with and 16.5 feet distant W’ly of as measured perpendicular to the West 1/8 line of said section, as occupied, a distance of 250 feet to the place of beginning.

MONTCALM COUNTY

Certain land in Crystal Township, Montcalm County, Michigan described as:

The N 1/2 of the S 1/2 of the SE 1/4 of Section 35, T10N, R5W.

MONTMORENCY COUNTY

Certain land in the Village of Hillman, Montmorency County, Michigan described as:

Lot 14 of Hillman Industrial Park, being a subdivision in the South 1/2 of the Northwest 1/4 of Section 24, T31N, R4E, according to the plat thereof recorded in Liber 4 of Plats on Pages 32-34, Montmorency County Records.

MUSKEGON COUNTY

Certain land in Casnovia Township, Muskegon County, Michigan described as:

The West 433 feet of the North 180 feet of the South 425 feet of the SW 1/4 of Section 3, T10N, R13W.

NEWAYGO COUNTY

Certain land in Ashland Township, Newaygo County, Michigan described as:

The West 250 feet of the NE 1/4 of Section 23, T11N, R13W.

OAKLAND COUNTY

Certain land in Wixcom City, Oakland County, Michigan described as:

The E 75 feet of the N 160 feet of the N 330 feet of the W 526.84 feet of the NW 1/4 of the NW 1/4 of Section 8, T1N, R8E, more particularly described as follows: Commence at the NW corner of said Section 8, thence N 87 degrees 14’ 29” E along the North line of said Section 8 a distance of 451.84 feet to the place of beginning for this description; thence continuing N 87 degrees 14’ 29” E along said North section line a distance of 75.0 feet to the East line of the West 526.84 feet of the NW 1/4 of the NW 1/4 of said Section 8; thence S 02 degrees 37’ 09” E along said East line a distance of 160.0 feet; thence S 87 degrees 14’ 29” W a distance of 75.0 feet; thence N 02 degrees 37’ 09” W a distance of 160.0 feet to the place of beginning.

OCEANA COUNTY

Certain land in Crystal Township, Oceana County, Michigan described as:

The East 290 feet of the SE 1/4 of the NW 1/4 and the East 290 feet of the NE 1/4 of the SW 1/4, all in Section 20, T16N, R16W.

OGEMAW COUNTY

Certain land in West Branch Township, Ogemaw County, Michigan described as:

The South 660 feet of the East 660 feet of the NE 1/4 of the NE 1/4 of Section 33, T22N, R2E.

OSCEOLA COUNTY

Certain land in Hersey Township, Osceola County, Michigan described as:

A parcel of land in the North 1/2 of the Northeast 1/4 of Section 13, T17N, R9W, described as commencing at the Northeast corner of said Section; thence West along the North Section line 999 feet to the point of beginning of this description; thence S 01 degrees 54’ 20” E 1327.12 feet to the North 1/8 line; thence S 89 degrees 17’ 05” W along the North 1/8 line 330.89 feet; thence N 01 degrees 54’ 20” W 1331.26 feet to the North Section line; thence East along the North Section line 331 feet to the point of beginning.

OSCODA COUNTY

Certain land in Comins Township, Oscoda County, Michigan described as:

The East 400 feet of the South 580 feet of the W 1/2 of the SW 1/4 of Section 15, T27N, R3E.

OTSEGO COUNTY

Certain land in Corwith Township, Otsego County, Michigan described as:

Part of the NW 1/4 of the NE 1/4 of Section 28, T32N, R3W, described as: Beginning at the N 1/4 corner of said section; running thence S 89 degrees 04’ 06” E along the North line of said section, 330.00 feet; thence S 00 degrees 28’ 43” E, 400.00 feet; thence N 89 degrees 04’ 06” W, 330.00 feet to the North and South 1/4 line of said section; thence N 00 degrees 28’ 43” W along the said North and South 1/4 line of said section, 400.00 feet to the point of beginning; subject to the use of the N’ly 33.00 feet thereof for highway purposes.

OTTAWA COUNTY

Certain land in Robinson Township, Ottawa County, Michigan described as:

The North 660 feet of the West 660 feet of the NE 1/4 of the NW 1/4 of Section 26, T7N, R15W.

PRESQUE ISLE COUNTY

Certain land in Belknap and Pulawski Townships, Presque Isle County, Michigan described as:

Part of the South half of the Northeast quarter, Section 24, T34N, R5E, and part of the Northwest quarter, Section 19, T34N, R6E, more fully described as: Commencing at the East ¼ corner of said Section 24; thence N 00 degrees15’47” E, 507.42 feet, along the East line of said Section 24 to the point of beginning; thence S 88 degrees15’36” W, 400.00 feet, parallel with the North 1/8 line of said Section 24; thence N 00 degrees15’47” E, 800.00 feet, parallel with said East line of Section 24; thence N 88 degrees15’36”E, 800.00 feet, along said North 1/8 line of Section 24 and said line extended; thence S 00 degrees15’47” W, 800.00 feet, parallel with said East line of Section 24; thence S 88 degrees15’36” W, 400.00 feet, parallel with said North 1/8 line of Section 24 to the point of beginning.

Together with a 33 foot easement along the West 33 feet of the Northwest quarter lying North of the North 1/8 line of Section 24, Belknap Township, extended, in Section 19, T34N, R6E.

ROSCOMMON COUNTY

Certain land in Gerrish Township, Roscommon County, Michigan described as:

A parcel of land in the NW 1/4 of Section 19, T24N, R3W, described as follows: To find the place of beginning of this description commence at the Northwest corner of said section, run thence East along the North line of said section 1,163.2 feet to the place of beginning of this description (said point also being the place of intersection of the West 1/8 line of said section with the North line of said section), thence S 01 degrees 01’ E along said West 1/8 line 132 feet, thence West parallel with the North line of said section 132 feet, thence N 01 degrees 01’ W parallel with said West 1/8 line of said section 132 feet to the North line of said section, thence East along the North line of said section 132 feet to the place of beginning.

SAGINAW COUNTY

Certain land in Chapin Township, Saginaw County, Michigan described as:

A parcel of land in the SW 1/4 of Section 13, T9N, R1E, described as follows: To find the place of beginning of this description commence at the Southwest corner of said section; run thence North along the West line of said section 1581.4 feet to the place of beginning of this description; thence continuing North along said West line of said section 230 feet to the center line of a creek; thence S 70 degrees 07’ 00” E along said center line of said creek 196.78 feet; thence South 163.13 feet; thence West 185 feet to the West line of said section and the place of beginning.

SANILAC COUNTY

Certain easement rights located across land in Minden Township, Sanilac County, Michigan described as:

The Southeast 1/4 of the Southeast 1/4 of Section 1, T14N, R14E, excepting therefrom the South 83 feet of the East 83 feet thereof.

SHIAWASSEE COUNTY

Certain land in Burns Township, Shiawassee County, Michigan described as:

The South 330 feet of the E 1/2 of the NE 1/4 of Section 36, T5N, R4E.

ST. CLAIR COUNTY

Certain land in Ira Township, St. Clair County, Michigan described as:

The N 1/2 of the NW 1/4 of the NE 1/4 of Section 6, T3N, R15E.

ST. JOSEPH COUNTY

Certain land in Mendon Township, St. Joseph County, Michigan described as:

The North 660 feet of the West 660 feet of the NW 1/4 of SW 1/4, Section 35, T5S, R10W.

TUSCOLA COUNTY

Certain land in Millington Township, Tuscola County, Michigan described as:

A strip of land 280 feet wide across the East 96 rods of the South 20 rods of the N 1/2 of the SE 1/4 of Section 34, T10N, R8E, more particularly described as commencing at the Northeast corner of Section 3, T9N, R8E, thence S 89 degrees 55’ 35” W along the South line of said Section 34 a distance of 329.65 feet, thence N 18 degrees 11’ 50” W a distance of 1398.67 feet to the South 1/8 line of said Section 34 and the place of beginning for this description; thence continuing N 18 degrees 11’ 50” W a distance of 349.91 feet; thence N 89 degrees 57’ 01” W a distance of 294.80 feet; thence S 18 degrees 11’ 50” E a distance of 350.04 feet to the South 1/8 line of said Section 34; thence S 89 degrees 58’ 29” E along the South 1/8 line of said section a distance of 294.76 feet to the place of beginning.

VAN BUREN COUNTY

Certain land in Covert Township, Van Buren County, Michigan described as:

All that part of the West 20 acres of the N 1/2 of the NE fractional 1/4 of Section 1, T2S, R17W, except the West 17 rods of the North 80 rods, being more particularly described as follows: To find the place of beginning of this description commence at the N 1/4 post of said section; run thence N 89 degrees 29’ 20” E along the North line of said section 280.5 feet to the place of beginning of this description; thence continuing N 89 degrees 29’ 20” E along said North line of said section 288.29 feet; thence S 00 degrees 44’ 00” E, 1531.92 feet; thence S 89 degrees 33’ 30” W, 568.79 feet to the North and South 1/4 line of said section; thence N 00 degrees 44’ 00” W along said North and South 1/4 line of said section 211.4 feet; thence N 89 degrees 29’ 20” E, 280.5 feet; thence N 00 degrees 44’ 00” W, 1320 feet to the North line of said section and the place of beginning.

WASHTENAW COUNTY

Certain land in Manchester Township, Washtenaw County, Michigan described as:

A parcel of land in the NE 1/4 of the NW 1/4 of Section 1, T4S, R3E, described as follows: To find the place of beginning of this description commence at the Northwest corner of said section; run thence East along the North line of said section 1355.07 feet to the West 1/8 line of said section; thence S 00 degrees 22’ 20” E along said West 1/8 line of said section 927.66 feet to the place of beginning of this description; thence continuing S 00 degrees 22’ 20” E along said West 1/8 line of said section 660 feet to the North 1/8 line of said section; thence N 86 degrees 36’ 57” E along said North 1/8 line of said section 660.91 feet; thence N 00 degrees22’ 20” W, 660 feet; thence S 86 degrees 36’ 57” W, 660.91 feet to the place of beginning.

WAYNE COUNTY

Certain land in Livonia City, Wayne County, Michigan described as:

Commencing at the Southeast corner of Section 6, T1S, R9E; thence North along the East line of Section 6 a distance of 253 feet to the point of beginning; thence continuing North along the East line of Section 6 a distance of 50 feet; thence Westerly parallel to the South line of Section 6, a distance of 215 feet; thence Southerly parallel to the East line of Section 6 a distance of 50 feet; thence easterly parallel with the South line of Section 6 a distance of 215 feet to the point of beginning.

WEXFORD COUNTY

Certain land in Selma Township, Wexford County, Michigan described as:

A parcel of land in the NW 1/4 of Section 7, T22N, R10W, described as beginning on the North line of said section at a point 200 feet East of the West line of said section, running thence East along said North section line 450 feet, thence South parallel with said West section line 350 feet, thence West parallel with said North section line 450 feet, thence North parallel with said West section line 350 feet to the place of beginning.

SECTION 15. The Company is a transmitting utility under Section 9501(2) of the Michigan Uniform Commercial Code (M.C.L. 440.9501(2)) as defined in M.C.L. 440.9102(1)(aaaa).

IN WITNESS WHEREOF, said Consumers Energy Company has caused this Supplemental Indenture to be executed in its corporate name by its Chairman of the Board, President, a Vice President or its Treasurer, and said The Bank of New York Mellon, as Trustee as aforesaid, to evidence its acceptance hereof, has caused this Supplemental Indenture to be executed in its corporate name by a Vice President, in several counterparts, all as of the day and year first above written.

CONSUMERS ENERGY COMPANY

By:	/s/ Srikanth Maddipati
Name: Srikanth Maddipati
Title: Vice President and Treasurer

STATE OF MICHIGAN               )

ss.

COUNTY OF JACKSON            )

The foregoing instrument was acknowledged before me this 30th day of May 2023, by Srikanth Maddipati, Vice President and Treasurer of CONSUMERS ENERGY COMPANY, a Michigan corporation, on behalf of the corporation.

/s/ Lindsey White
Lindsey White, Notary Public
{Seal}	State of Michigan, County of Ingham
My Commission Expires: February 25, 2027
Acting in the County of Jackson

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THE BANK OF NEW YORK MELLON, AS TRUSTEE

By:	/s/ Francine Kincaid
Name: Francine Kincaid
Title: Vice President

STATE OF NEW YORK               )

ss.

COUNTY OF NEW YORK        )

The foregoing instrument was acknowledged before me this 22nd day of May 2023, by Francine Kincaid, a Vice President of THE BANK OF NEW YORK MELLON, as Trustee, a New York banking corporation, on behalf of the bank.

/s/ Rafal Bar
Rafal Bar
Notary Public, State of New York
(SEAL)	Registration No. 01BA6293822
Qualified in Kings County
Commission Expires: 01/31/2026

Prepared by: Melissa M. Gleespen One Energy Plaza, EP12-246 Jackson, MI 49201	When recorded, return to: Consumers Energy Company Attn: Lindsey White One Energy Plaza Jackson, MI 49201

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